UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 1, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct a Current Report on Form 8-K filed by us on February 1, 2024 (the “Original Form 8-K”), which inadvertently mislabeled a row of data. The first row of the table set forth below should have been named “Net income from continuing operations”, as it is in this Amendment, rather than “Net loss from continuing operations”, as it was inadvertently named in the Original Form 8-K. The sole purpose of this Amendment is to re-label this row of information correctly. No other changes have been made to the Original Form 8-K.

Item 2.02 – Results of Operation and Financial Condition

On February 1, 2024, Greenidge Generation Holdings Inc. (“Greenidge” or the “Company”) issued a press release setting forth the financial results of the Company for the quarter ended December 31, 2023. A copy of the press release by the Company is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02 and Exhibit 99.1 shall be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), including, but not limited to, Registration No. 333-259247, as updated by Post-Effective Amendment No. 3 to Form S-1 on Form S-3 Registration Statement under the Securities Act, as filed with the SEC on September 30, 2022.

Use of Non-GAAP Information

To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed, in the press release that is an exhibit hereto, the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

Amounts denoted in millions	Fourth Quarter 2023
	Low	High
Net income from continuing operations	$1.4	$2.4
Provision for income taxes	0.0	0.0
Interest expense, net	3.0	3.0
Depreciation and amortization	3.2	3.2
EBITDA from continuing operations	$7.6	$8.6
Gain on sale of assets	(8.1)	(8.1)
Stock-based compensation	0.8	0.8
Restructuring costs	1.3	1.3
Adjusted EBITDA from continuing operations	$1.6	$2.6

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated February 1, 2024 issued by Greenidge Generation Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of February, 2024.

Greenidge Generation Holdings Inc.

By:	/s/ Christian Mulvihill
Name:	Christian Mulvihill
Title:	Chief Financial Officer